Acquisitions And Joint Ventures (Note)	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Acquisitions And Joint Ventures
NOTE 6 ACQUISITIONS AND JOINT VENTURES

WEYERHAEUSER PULP BUSINESS

2016: On December 1, 2016, the Company finalized the purchase of Weyerhaeuser's pulp business for approximately $2.2 billion in cash, subject to post-closing adjustments. Under the terms of the agreement, International Paper acquired four fluff pulp mills, one northern bleached softwood kraft mill and two converting facilities of modified fiber, located in the United States, Canada and Poland.

The Company is accounting for the acquisition under ASC 805, "Business Combinations" and the newly acquired pulp business's results of operations have been included in International Paper's consolidated financial statements beginning with the date of acquisition.

The following table summarizes the preliminary allocation of the purchase price to the fair value of assets and liabilities acquired as of December 1, 2016.

In millions
Cash and temporary investments	$12
Accounts and notes receivable	195
Inventory	254
Other current assets	11
Plants, properties and equipment	1,711
Goodwill	19
Other intangible assets	212
Deferred charges and other assets	6
Total assets acquired	2,420
Accounts payable and accrued liabilities	111
Long-term debt	104
Other long-term liabilities	22
Total liabilities assumed	237
Net assets acquired	$2,183

Due to the timing of the completion of the acquisition, the purchase price and related allocation are preliminary and could be revised as a result of adjustments made to the purchase price, additional information obtained regarding assets acquired and liabilities assumed, and revisions of provisional estimates of fair values, including, but not limited to, the completion of independent appraisals and valuations related to inventory, property, plant and equipment and intangible assets. These changes to the purchase price allocation could be significant. The purchase price allocation will be finalized within the measurement period of up to one year from the acquisition date.

In connection with the purchase price allocation, inventories were written up by $33 million to their estimated fair value. During December 2016, $19 million before taxes ($12 million after taxes) were expensed to Cost of products sold as the related inventory was sold.

Since the date of acquisition, Net sales of $111 million and Earnings (loss) from continuing operations before income taxes and equity earnings of $(21) million from the acquired business have been included in the Company's consolidated statement of operations. Additionally, Selling and administrative expenses for 2016 include $28 million in charges before taxes ($18 million after taxes) for integration costs associated with the acquisition.

The identifiable intangible assets acquired in connection with the acquisition of the Weyerhaeuser pulp business included the following:

In millions	Estimated Fair Value	Average Remaining Useful Life
Asset Class:		(at acquisition date)
Customer relationships and lists	$95	24 years
Trade names, patents, trademarks and developed technology	113	8 years
Other	4	10 years
Total	$212

On an unaudited pro forma basis, assuming the acquisition of the newly acquired pulp business had closed January 1, 2015, the consolidated results would have reflected Net sales of $22.4 billion and $23.9 billion and Earnings (loss) from continuing operations before income taxes and equity earnings of $1.1 billion and $1.4 billion for the years ended December 31, 2016 and 2015, respectively.

The 2016 pro forma information includes adjustments for additional amortization expense on identifiable intangible assets of $18 million and eliminating the write-off of the estimated fair value of inventory of $19 million and non-recurring integration costs associated with the acquisition of $30 million.

The 2015 pro forma information includes adjustments for additional amortization expense on identifiable intangible assets of $18 million, non-recurring integration costs associated with the acquisition of $30 million, and incremental expense of $33 million associated with the write-off of the estimated fair value of inventory.

The unaudited pro forma consolidated financial information was prepared for comparative purposes only and includes certain adjustments, as noted above. The adjustments are estimates based on currently available information and actual amounts may have differed materially from these estimates. They do not reflect the effect of costs or synergies that would have been expected to result from the integration of the acquisition. The pro forma information does not purport to represent International Paper's actual results of operations as if the transaction described above would have occurred as of January 1, 2015, nor is it necessarily an indicator of future results.

HOLMEN PAPER NEWSPRINT MILL

2016: On June 30, 2016, the Company completed the previously announced acquisition of Holmen Paper's newsprint mill in Madrid, Spain. Under the terms of the agreement, International Paper purchased the Madrid newsprint mill, as well as, associated recycling operations and a 50% ownership interest in a cogeneration facility. The Company intends to convert the mill during the second half of 2017 to produce recycled containerboard with an expected capacity of 419,000 tons. Once completed, the converted mill will support the Company's corrugated packaging business in EMEA.
The Company's aggregated purchase price for the mill, recycling operations and 50% ownership of the cogeneration facility was €53 million (approximately $59 million using June 30, 2016 exchange rate). The measurement period adjustments recognized in the third and fourth quarters of 2016 were to reallocate the purchase price from property, plant and equipment to the specific asset and liability balance sheet line items. Approximately $60 million of the purchase price was allocated to property, plant and equipment, $14 million to current assets (primarily cash and accounts receivable), $7 million to equity method investments, $3 million to long-term assets, $9 million to short-term liabilities and $16 million to long-term liabilities related to a supply contract entered into with the seller. The initial valuation amounts are not considered complete as of December 31, 2016 as tax implications of the valuation amounts are still being considered, however, their impacts are not expected to be material to the Company. The amount of revenue and earnings recognized since the acquisition date are $90 million and a net loss of $2 million, respectively, for the year ended December 31, 2016. Pro forma information related to the acquisition of the Holmen businesses has not been included as it is impractical to obtain the information due to the lack of availability of financial data and does not have a material effect on the Company's consolidated results of operations.

ORSA

2014: On April 8, 2014, the Company acquired the remaining 25% of shares of Orsa International Paper Embalangens S.A. (Orsa IP) from its joint venture partner, Jari Celulose, Papel e Embalagens S.A. (Jari), a Grupo Jari company, for approximately $127 million, of which $105 million was paid in cash with the remaining $22 million held back pending satisfaction of certain indemnification obligations by Jari. An additional $11 million, which was not included in the purchase price, was placed in an escrow account pending resolution of certain open matters. During 2014, these open matters were successfully resolved, which resulted in $9 million paid out of escrow to Jari and correspondingly added to the final purchase consideration. The remaining $2 million was released back to the Company. As a result of this transaction, the Company reversed the $168 million of Redeemable noncontrolling interest included on the March 31, 2014 consolidated balance sheet. The net difference between the Redeemable noncontrolling interest balance plus $14 million of currency translation adjustment reclassified out of Other comprehensive income less the 25% purchase price was reflected as an increase to Retained earnings on the consolidated balance sheet.

In the fourth quarter of 2016, International Paper released the amount held back for indemnification obligations, net of certain claims. Cash of $10 million was paid to Jari, which included $3 million of accrued interest. The remaining unpaid balance of $12 million was reversed in the third quarter of 2016 with $8 million recorded to Retained earnings as a final purchase price adjustment, and $3 million to interest expense.